Recovery of Erroneously Awarded Compensation	12 Months Ended
Dec. 31, 2025
Restatement Determination Date:: 2025-12-31
Erroneously Awarded Compensation Recovery
Erroneous Compensation Analysis

We strive to maintain a culture that emphasizes integrity and accountability and reinforces our pay-for-performance compensation philosophy. Accordingly, the Board has adopted an Incentive Compensation Clawback Policy (the “Clawback Policy”), which provides that, in the event of an accounting restatement, the Compensation Committee shall have the discretion and authority to promptly recoup the amount of any incentive-based compensation received by an executive officer that exceeds the amount of incentive-based compensation that would have been received by the executive officer had it been determined based on the restated amounts. The Clawback Policy is available on the Investor Relations tab of our website (https://ir.whlr.us).